                                                                  Exhibit 10.247

                             POST-CLOSING AGREEMENT

     THIS POST-CLOSING AGREEMENT (this "Agreement") is made as of the 9th day of July, 2004, by INLAND WESTERN FULLERTON METROCENTER, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("Borrower"), to BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("Lender").

                                    RECITALS:

     A. Borrower by its promissory note of even date herewith given to Lender (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note") is indebted to Lender in the principal sum of TWENTY EIGHT MILLION FIFTY THOUSAND AND NO/100 DOLLARS ($28,050,000.00) advanced pursuant to the Loan Agreement of even date herewith between Borrower and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Loan Agreement"), in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

     B. The Loan is secured by, among other things, a Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Security Instrument"), dated as of the date hereof, which grants Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Security Instrument and this Agreement now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the "Other Security Documents."

     C. Lender was unwilling to make the Loan to Borrower unless Borrower agreed to timely perform the matters set forth herein.

                                   AGREEMENT:

     For good and valuable consideration the parties hereto agree as follows:

     1. POST-CLOSING OBLIGATIONS. Borrower covenants and agrees to use its best efforts to deliver to Lender:

          (a) within thirty (30) days of the date hereof, an original subordination, nondisturbance and attornment agreement executed by KFC Corporation and Borrower, in recordable form and otherwise in form and substance satisfactory to Lender in its reasonable discretion;

          (b) within thirty (30) days of the date hereof, an original subordination, nondisturbance and attornment agreement executed by First Bank & Trust, N.A. and Borrower, in recordable form and otherwise in form and substance satisfactory to Lender in its reasonable discretion; and

          (c) within thirty (30) days of the date hereof, an original Tenant Direction Letter (as defined in the Loan Agreement) executed by Borrower for each tenant at the Property.

     2. GOVERNING LAW. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

     3. NOTICES. All notices or other written communications to Borrower or Lender hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Borrower or Lender at their addresses set forth in the Security Instrument or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Agreement, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     4. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     5. LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     6. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

     7. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     8. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     9. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     10. SECONDARY MARKET/SERVICING. Lender may, at any time, sell, transfer or assign this Agreement, the Note, the Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage passthrough certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any Rating Agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower and the Property, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable. Borrower agrees to cooperate with Lender in connection with any transfer made or any Securities created pursuant to the Security Instrument, including, without limitation, the delivery of an estoppel certificate in accordance therewith, and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors any and all information concerning the Property, the Leases, the financial condition of Borrower as may be requested by Lender, any Investor or any prospective Investor in connection with any sale, transfer or participation interest. Lender may retain or assign responsibility for servicing the Loan, including the Note, the Security Instrument, this Agreement and the Other Security Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer. Lender may make such assignment or delegation on behalf of the Investors if the Note is sold or this Agreement or the Other Security Documents are assigned. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

     11.  MISCELLANEOUS.

          (a) Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          (b) Wherever pursuant to this Agreement it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

     12. EXCULPATION. Borrower's obligations under this Agreement are subject to the provisions of Section 9.4 of the Loan Agreement, and such provisions are incorporated herein by reference.

     IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.

                             BORROWER:

                             INLAND WESTERN FULLERTON
                             METROCENTER, L.L.C., a Delaware limited liability company

                             By: Inland Western Retail Real Estate Trust,
                                 Inc., a Maryland corporation, its sole
                                 member

                                 By:     /s/ Valerie Medina
                                        -----------------------------------
                                 Name:   Valerie Medina
                                 Title:  Asst Secretary


                             LENDER:

                             BEAR STEARNS COMMERCIAL
                             MORTGAGE, INC., a New York corporation

                             By:
                                     ----------------------------------------
                             Name:
                             Title:

     IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

                             BORROWER:

                             INLAND WESTERN FULLERTON
                             METROCENTER, L.L.C., a Delaware limited
                             liability company

                             By: Inland Western Retail Real Estate Trust,
                                 Inc., a Maryland corporation, its sole
                                 member

                                 By:
                                      -----------------------------
                                      Name:
                                      Title


                             LENDER:

                             BEAR STEARNS COMMERCIAL
                             MORTGAGE, INC., a New York corporation

                             By:  /s/ Michael A. Forastiere
                                  -------------------------
                                  Michael A. Forastiere
                                  Managing Director